EXHIBIT 32.2



           CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                PURSUANT TO 18 U.S.C. SECTION 1350

                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10Q of First Keystone Corporation (the "Corporation") for the period ended September 30, 2010, as filed with the Securities and Exchange Commission (the "Report"), I, Diane C.A. Rosler, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as added by
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the period covered by the Report.





                              /s/ Diane C.A. Rosler

                              Diane C.A. Rosler
                              Senior Vice President
                              and Chief Financial Officer



November 8, 2010